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                                                                    Exhibit 99.2



    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

I, Robert J. Naglieri, Senior Vice President and Chief Financial Officer of Teledyne Technologies Incorporated (the "Corporation"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Robert J. Naglieri
-------------------------------------------------
Robert J. Naglieri
Senior Vice President and Chief Financial Officer
May 14, 2003